702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

RYDEX VARIABLE TRUST

Global Managed Futures Strategy Fund

Multi-Hedge Strategies Fund

Supplement dated September 29, 2023 to the currently effective Prospectus (the "Prospectus") and Statement of Additional Information (the "SAI") for the Global Managed Futures Strategy Fund and Multi-Hedge Strategies Fund (each, a "Fund" and together, the "Funds").

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Effective immediately, Mr. Adrian Bachman is added to the portfolio management team for the Global Managed Futures Strategy Fund and Mr. John Marchelya is added to the portfolio management team for the Multi-Hedge Strategies Fund. Mr. Bachman joins Messrs. Michael P. Byrum and Marchelya as a portfolio manager of the Global Managed Futures Strategy Fund. Mr. Marchelya joins Messrs. Byrum and Bachman as a portfolio manager of the Multi-Hedge Strategies Fund. Therefore, effective immediately, the following changes are made to the Funds' Prospectus and SAI:

I.PROSPECTUS CHANGES Global Managed Futures Strategy Fund

In the "Fund Summary" section of the Prospectus, the following information for Mr. Bachman is added under the heading "Portfolio Managers."

•Mr. Adrian Bachman, CFA, Director and Portfolio Manager. Mr. Bachman has most recently been associated with the Advisor since 2014. Mr. Bachman also was associated with the Advisor for an eleven-year period prior to 2008.

Multi-Hedge Strategies Fund

In the "Fund Summary" section of the Prospectus, the following information for Mr. Marchelya is added under the heading "Portfolio Managers."

•Mr. John Marchelya, Ph.D., Director and Senior Research Analyst. Mr. Marchelya has been associated with the Advisor since 2011.

Managed Futures Strategy Fund and Multi-Hedge Strategies Fund

In the "Management of the Funds" section of the Prospectus, the first paragraph under the heading "Portfolio Management" is deleted and replaced with the following:

The Funds are managed by teams of investment professionals. Messrs. Michael P. Byrum, Brendan Cain, Spencer Crane and Scott Miller are jointly and primarily responsible for the day-to-day management of each Fund, with the exception of the

Long Short Equity Fund, Global Managed Futures Strategy Fund and Multi-Hedge Strategies Fund. Mr. Adrian Bachman also is primarily responsible for the day-to-day management of each Sector Fund. Messrs. Samir Sanghani and Burak Hurmeydan are jointly and primarily responsible for the day-to-day management of the Long Short Equity Fund. Messrs. Byrum, Bachman and John Marchelya are jointly and primarily responsible for the day-to-day management of the Global Managed Futures Strategy Fund and Multi-Hedge Strategies Fund. Biographical information for each of the portfolio managers is listed below.

II.SAI CHANGES

In the "Management of the Funds" section of the SAI, the following information for Messrs. Marchelya and Bachman is added to the table under the headings "Portfolio Managers – Fund Shares Owned by Portfolio Managers."

Dollar Range of
Portfolio Manager	Fund	Fund Shares Owned
Adrian Bachman*	Global Managed Futures Strategy Fund	None
John Marchelya*	Multi-Hedge Strategies Fund	None

* Information provided for Messrs. Bachman and Marchelya is as of August 31, 2023.

Please retain this supplement for future reference.

VTALT-SAI-SUP-0923x0524

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